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                                                                    Exhibit 23.1


                         INDEPENDENT AUDITORS' CONSENT

We consent to the use in this Registration Statement of Sterling Chemicals, Inc. on Form S-4 of our reports dated December 6, 1996, appearing in the Prospectus, which is part of this Registration Statement, and to the reference to us under the heading "Experts" in such Prospectus.



DELOITTE & TOUCHE LLP

Houston, Texas
May 2, 1997